Exhibit 99.1
EXTRACTION PROVIDES PRELIMINARY FINANCIAL
AND OPERATIONAL RESULTS FOR THIRD-QUARTER 2021

DENVER - October 28, 2021 - Extraction Oil & Gas, Inc. (NASDAQ: XOG) (“Extraction” or the “Company”) today reported certain preliminary financial and operational results for the third quarter of 2021.

Preliminary Operational and Financial Results and Other Recent Highlights

•Achieved average net sales volumes of 74 MBoe/d, including 25 MBbl/d of crude oil and 21 MBbl/d of NGLs

•Crude oil, natural gas and NGL sales revenue of $261 million for the third quarter of 2021 compared to $158 million for the third quarter of 2020 for the Predecessor company1 representing an increase of $103 million, driven primarily by higher crude oil, natural gas and NGL prices

•On October 29, 2021, the Company will host a special meeting of its shareholders to vote on its previously announced merger (the “Transaction”) with Bonanza Creek Energy, Inc. (“Bonanza Creek”)

Extraction incurred approximately $10.1 million in capital expenditures during the third quarter. We drilled 2 gross (1.8 net) wells with an average lateral length of 2.5 miles. We completed no wells during the quarter. We turned 17 gross (10.6 net) wells to sales during the third quarter. In addition, we incurred approximately $3.7 million of leasehold and surface acreage additions.

Lease operating expense during the third quarter was $14.0 million ($2.04/Boe) compared to $12.4 million ($1.55/Boe) for the third quarter of 2020 for the Predecessor company. Transportation and gathering expense was $20.8 million ($3.05/Boe) compared to $50.2 million ($6.26/Boe) for the same time period.

General and administrative expense during the third quarter was $10.0 million ($1.46/Boe) compared to $11.6 million ($1.45/Boe) for the third quarter of 2020 for the Predecessor company. Cash G&A was $7.2 million ($1.05/Boe) compared to $9.7 million ($1.21/Boe) for the same time period.

Debt and Liquidity

Extraction ended the third quarter with $95 million of cash and cash equivalents on its balance sheet and no borrowings outstanding under its revolving credit facility. As of the date of this release, our revolving credit facility balance was zero.

About Extraction Oil & Gas, Inc.

Extraction Oil & Gas is a Denver-based independent energy company differentiated by its financial, operational and governance model. The Company is focused on developing and producing crude oil, natural gas and NGLs in the Denver-Julesburg Basin of Colorado. Extraction’s common shares are listed for trading on NASDAQ under the symbol XOG. For more information, please visit www.extractionog.com.

Investor Contact: John Wren, ir@extractionog.com
Media Contact: Brian Cain, info@extractionog.com

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1 The Company refers to the post-emergence reorganized company as the “Successor” for periods subsequent to January 20, 2021 and to the pre-emergence company as the “Predecessor” for periods on or prior to January 20, 2021.

No Offer or Solicitation

Communications in this news release do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information for Shareholders

In connection with the Transaction, Bonanza Creek and Extraction have filed the Proxy Statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Bonanza Creek special meeting and Extraction special meeting. Investors and security holders may obtain a free copy of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents by directing a request by mail or telephone to Investor Relations, Investor Relations, Extraction Oil & Gas, Inc., 370 17th Street, Suite 5200, Denver, Colorado 80202 or +1 (720) 557-8300. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting Bonanza Creek Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com.

Participants in the Proxy Solicitation

Bonanza Creek, Extraction and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Bonanza Creek’s shareholders and Extraction’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of Bonanza Creek and Extraction is available in the Proxy Statement and certain of the other SEC filings made subsequent to the date of the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Bonanza Creek special meeting and the Extraction special meeting. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information Related to the Merger

Certain statements in this Current Report on Form 8-K concerning the Transaction, including any statements regarding the combined company’s expected credit facility, expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s, Extraction’s or Crestone Peak Resources’ (“Crestone Peak”) future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Bonanza Creek’s, Extraction’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Bonanza Creek may not approve the issuance of new shares of Bonanza Creek common stock in the Transaction or that shareholders of Extraction may not approve the Extraction merger agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Extraction merger agreement or the Crestone Peak merger agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek, Extraction and Crestone Peak; the effects of the business combination on Bonanza Creek, Extraction and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in Bonanza Creek’s and Extraction’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.